INTANGIBLE ASSETS, NET (Details 1) - USD ($)	Sep. 30, 2025	Mar. 31, 2025
INTANGIBLE ASSETS NET
2026	$ 2,150,285
2027	2,150,285
2028	2,150,285
2029	2,150,285
2030	1,075,144
Total	$ 9,676,284	$ 10,751,426